SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 19, 1996


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FIXED RATE AND FLOATING RATE CERTIFICATES, SERIES 1996-8)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     333-14225               13-3439681
           --------                     ---------               ----------
(State or Other Jurisdiction         (Commission          (I.R.S. Employer
of Incorporation)                    File Number)         Identification Number)

         Seven World Trade Center
         New York, New York                                   10048
         ------------------                                   -----
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (212) 783-5659
                                                     --------------





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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pools

                  On December 19, 1996, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 1996 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company as trustee (the "Trustee"). The Certificates consist of three classes of certificates (collectively, the "Certificates"), designated as the "Class A1 Certificates," the "Class A2 Certificates", "Class R-I Certificates" and "Class R-II Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, oneto four- family, fixed rate and adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $212,692,793.45 as of December 1, 1996 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to a Mortgage Loan Purchase Agreement, dated December 17, 1996 (the "Mortgage Loan Purchase Agreement"), between the Depositor and Option One. The Certificates were sold by the Depositor to Salomon Brothers Inc ("Salomon"), an affiliate of the Depositor, pursuant to an underwriting agreement, dated December 17, 1996, between the Depositor and Salomon.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                        Initial Certificate
    Class                 Principal Balance                  Pass-through Rate
    -----                 -----------------                  -----------------

     A1                    $ 40,000,000                            7.00%

     A2                    $235,000,000                          Variable

     R-I                       $      0                             N/A

    R-II                       $      0                             N/A



                  The Certificates, other than the Class R-I and Class R-II Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated October 18, 1996, and the Prospectus Supplement, dated December 17, 1996, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class R-I and Class R-II Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -3-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits



         Exhibit No.                         Description
         -----------                         -----------

             4.1 Pooling and Servicing Agreement, dated as of December 1, 1996, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Option One Mortgage Corporation as Master Servicer and Bankers Trust Company as Trustee, relating to the Series 1996-8 Certificates.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 19, 1996

                                   SALOMON BROTHERS MORTGAGE
                                   SECURITIES VII, INC.



                                   By:      /s/ Vincent J. Varca
                                      -----------------------------
                                   Name:    Vincent J. Varca
                                   Title:   Assistant Vice President






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                                Index To Exhibits
                                -----------------



                                                                  Sequentially
       Exhibit No.                  Description                   Numbered Page
       -----------                  -----------                   -------------

           4.1           Pooling and Servicing Agreement,               6
                         dated as of December 1, 1996, by and
                         among Salomon Brothers Mortgage
                         Securities VII, Inc. as Depositor,
                         Option One Mortgage Corporation as
                         Master Servicer and Bankers Trust
                         Company as Trustee, relating to the
                         Series 1996-8 Certificates.